Exhibit 10.01



                              MANAGEMENT AGREEMENT

     THIS AGREEMENT, made as of the 6th day of November, 1998 among MORGAN STANLEY DEAN WITTER CHARTER WELTON L.P., a Delaware limited partnership (the "Partnership"), DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner"), and WELTON INVESTMENT CORPORATION, a Delaware corporation (the "Trading Advisor").


                              W I T N E S S E T H:

     WHEREAS, the Partnership has been organized pursuant to the Limited Partnership Agreement dated as of July 15, 1998 (the "Limited Partnership Agreement"), to trade, buy, sell, spread, or otherwise acquire, hold, or dispose of commodities (which may include foreign currencies, mortgage-backed securities, money market instruments, financial instruments and any other securities or items which are now, or may hereafter be, the subject of futures contract trading), domestic and foreign commodity futures contracts, commodity forward contracts, foreign exchange commitments, options on physical commodities and on futures contracts, spot (cash) commodities and currencies, and any rights pertaining thereto (hereinafter referred to collectively as "futures interests") and securities (such as United States Treasury bills) approved by the Commodity Futures Trading Commission (the "CFTC") for investment of customer funds;

     WHEREAS, the Partnership is a member partnership of the Morgan Stanley Dean Witter Charter Series (the "Fund Group") pursuant to which units of limited partnership interest ("Units") of such member partnerships will be sold to investors in a common prospectus. Units of the Partnership are being offered pursuant to a Registration Statement on Form S-1 (No. 333-60097) (as amended from time to time, the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Securities Act"), and a final Prospectus dated November 6, 1998, constituting a part thereof (as amended and supplemented from time to time) (the "Prospectus"). Such Units can be exchanged by a limited partner of a member partnership of the Fund Group for Units of other member partnerships of the Fund Group at 100% of the respective Net Asset Value (as defined in Section 7(d)(2) of the Limited Partnership Agreement) thereof;

     WHEREAS, the Trading Advisor has extensive experience trading in futures interests and is willing to provide certain services and undertake certain obligations as set forth herein;

     WHEREAS, the Partnership desires the Trading Advisor to act as trading advisor for the Partnership and to make investment decisions with respect to futures interests for the Partnership's Net Assets (as defined in Section 6(c) hereof) and the Trading Advisor desires so to act; and

     WHEREAS, the Partnership, the General Partner and the Trading Advisor wish to enter into this Management Agreement which, among other things, sets forth certain terms and conditions upon which the Trading Advisor will conduct futures interests trading for the Partnership;

     NOW THEREFORE, the parties hereto hereby agree as follows:

     1. UNDERTAKINGS IN CONNECTION WITH THE INITIAL AND CONTINUING OFFERING OF UNITS.

     (a) The Trading Advisor agrees with respect to the initial and continuing offering of Units: (i) to make all disclosures regarding itself, its principals and affiliates, its trading performance, its trading portfolios, programs, systems, methods, and strategies (subject to the need, in the reasonable discretion of the Trading Advisor, to preserve the secrecy of proprietary information, including proprietary information concerning such principals, affiliates, portfolios, programs, systems, methods, and strategies), any client accounts over which it has discretionary trading authority (other than the names of any such clients), and otherwise, as the Partnership may reasonably require to comply with any applicable federal or state law or rule or regulation, including those of the Securities and Exchange Commission (the "SEC"), the CFTC, the National Futures Association (the "NFA"), the National Association of Securities Dealers, Inc. (the "NASD") or any other regulatory body, exchange, or board; and (ii) otherwise to cooperate with the Partnership, the General Partner, and Dean Witter Reynolds Inc., the selling agent for the Partnership ("DWR") by providing information regarding the Trading Advisor in connection with the preparation and filing of the Registration Statement and Prospectus, including any pre-or post-effective amendments or supplements thereto, with the SEC, CFTC, NFA, NASD, and with appropriate governmental authorities as part of making application for registration of the Units under the securities or Blue Sky laws of such jurisdictions as the Partnership may deem appropriate. As used herein, the term "principal" shall have the meaning as defined in Section 4.10(e) of the CFTC's Regulations and the term "affiliate" shall mean an individual or entity that directly or indirectly controls, is controlled by, or is under common control with, the Trading Advisor.

     (b) The General Partner, in its sole discretion and at any time may (i) withdraw the SEC registration of the Units, or (ii) discontinue the offering of Units.

     (c) If, while Units continue to be offered and sold, the Trading Advisor becomes aware of any materially untrue or misleading statement or omission regarding itself or any of its principals or affiliates in the Registration Statement or Prospectus, or of the occurrence of any event or change in circumstances which would result in there being any materially untrue or misleading statement or omission in the Registration Statement or Prospectus regarding itself or any of its principals or affiliates, the Trading Advisor shall promptly notify the General Partner and shall cooperate with it in the preparation of any necessary amendments or supplements to the Registration Statement or Prospectus. Neither the Trading Advisor nor any of its principals, or affiliates, or any stockholders, officers, directors, or employees thereof shall distribute the Prospectus or selling literature or shall engage in any selling activities whatsoever in connection with the initial and continuing offering of Units except as may be specifically requested by the General Partner.

     2.   DUTIES OF THE TRADING ADVISOR.

     (a) The Trading Advisor hereby agrees to act as Trading Advisor for the Partnership and, as such, shall have sole authority and responsibility for directing the investment and reinvestment of the Net Assets of the Partnership on the terms and conditions and in accordance with the prohibitions and trading policies set forth in this Agreement, or the Prospectus or as otherwise provided in writing to the Trading Advisor; PROVIDED, HOWEVER, that the General Partner may override the instructions of the Trading Advisor to the extent necessary (i) to comply with the trading policies of the Partnership and with applicable speculative position limits, (ii) to pay the Partnership's expenses, (iii) to the extent the General Partner believes doing so is necessary for the protection of the Partnership, (iv) to terminate the futures interests trading of the Partnership, or (v) to comply with any applicable law or regulation. The General Partner agrees not to override any such instructions for the reasons specified in clause (ii) of the preceding sentence unless the Trading Advisor fails to comply with a request of the General Partner to make the necessary amount of funds available to the Partnership within five calendar days of such request. The Trading Advisor shall not be liable for the consequences of any decision by the General Partner to override instructions of the Trading Advisor, except to the extent that the Trading Advisor is in breach of this Agreement. In performing services for the Partnership, the Trading Advisor may not materially alter the trading portfolios and programs used by the Trading Advisor in investing and reinvesting the Partnership's Net Assets in futures interests as described in the Prospectus without the prior written consent of the General Partner, it being understood that changes in the futures interests traded shall not be deemed a material alteration in the Trading Advisor's trading portfolios and programs.

     (b) The Trading Advisor shall:

          (i) Exercise good faith and due care in trading futures interests for the account of the Partnership in accordance with the prohibitions and trading policies of the Partnership described in the Prospectus and as otherwise provided in writing on prior reasonable notice to the Trading Advisor. The Trading Advisor shall trade the Partnership's Net Assets pursuant to the specified trading portfolios and programs described in the Prospectus (with such changes and additions to such trading portfolios and programs as the Trading Advisor, from time to time, incorporates into its trading portfolios and programs for accounts the size of the Partnership), unless the Trading Advisor is instructed by the General Partner to trade the Partnership's Net Assets pursuant to any one or more of the Trading Advisor's other trading portfolios and programs described in the Prospectus.

          (ii) Subject to reasonable assurances of confidentiality by the General Partner and the Partnership, provide the General Partner, within 30 calendar days of a request therefor by the General Partner, with information comparing the performance of the Partnership's account and the performance of all other client accounts directed by the Trading Advisor using the trading portfolios and programs used by the Trading Advisor for the Partnership over a specified period of time. In providing such information, the Trading Advisor may take such steps as it deems are reasonably necessary to assure the confidentiality of the Trading Advisor's clients' identities. The Trading Advisor shall, upon the General Partner's request, consult with the General Partner concerning any discrepancies between the performance of such other accounts and the Partnership's account. The Trading Advisor shall promptly inform the General Partner of any material discrepancies of which the Trading Advisor is aware. The General Partner acknowledges that different trading programs, strategies or implementation methods may be utilized for different accounts, accounts with different trading policies, accounts experiencing differing inflows or outflows of equity, accounts that commence trading at different times, accounts which have different portfolios or different fiscal years and that such differences may cause divergent trading results.

          (iii) Upon request of the General Partner and subject to reasonable assurances of confidentiality by the General Partner and the Partnership, provide the General Partner within a reasonable time of such request with all material information (including, without limitation, information relating to changes in control, personnel, trading approach, or financial condition) concerning the Trading Advisor other than proprietary information. The General Partner acknowledges that all trading instructions made by the Trading Advisor will be held in confidence by the General Partner, except to the extent necessary to conduct the business of the Partnership or as required by law.

          (iv) Inform the General Partner when the Trading Advisor's open positions maintained by the Trading Advisor exceed the Trading Advisor's applicable speculative position limits.

     (c) All purchases and sales of futures interests pursuant to this Agreement shall be for the account, and at the risk, of the Partnership and not for the account, or at the risk, of the Trading Advisor or any of its stockholders, directors, officers, or employees, or any other person, if any, who controls the Trading Advisor within the meaning of the Securities Act. All brokerage fees arising from trading by the Trading Advisor shall be for the account of the Partnership. The Trading Advisor makes no representations as to whether its trading will produce profits or avoid losses.

     (d) Notwithstanding anything in this Agreement to the contrary, the Trading Advisor shall assume financial responsibility for any errors committed or caused by it in transmitting orders for the purchase or sale of futures interests for the Partnership's account, including, but not limited to, payment of the floor brokerage commissions, exchange and NFA fees, and other transaction charges and give-up charges incurred on such trades. The Trading Advisor's errors shall include, but not be limited to, inputting improper trading signals or communicating incorrect orders for execution. The Trading Advisor shall not be responsible for errors committed or caused by DWR, Carr Futures, Inc. ("CFI") or any other floor broker or futures commission merchant executing trades. The Trading Advisor shall have an affirmative obligation promptly to notify the General Partner of its own errors, and the Trading Advisor shall use its best efforts to identify and promptly notify the General Partner of any order or trade which the Trading Advisor reasonably believes was not executed in accordance with its instructions.

     (e) Prior to the commencement of trading, the General Partner on behalf of the Partnership shall deliver to the Trading Advisor a trading authorization appointing the Trading Advisor the Partnership's attorney-in-fact for such purpose.

     3.   DESIGNATION OF ADDITIONAL  TRADING  ADVISORS AND  REALLOCATION  OF NET
          ASSETS.

     If the General Partner at any time deems it to be in the best interests of the Partnership, the General Partner may designate an additional trading advisor or advisors for the Partnership and may apportion to such additional trading advisor(s) the management of such amounts of Net Assets as the General Partner shall determine in its absolute discretion. The designation of an additional trading advisor or advisors and the apportionment of Net Assets to any such trading advisor(s) pursuant to this Section 3 shall neither terminate this Agreement nor modify in any regard the respective rights and obligations of the Partnership, the General Partner and the Trading Advisor hereunder. In the event that an additional trading advisor is so designated, the Trading Advisor shall thereafter receive management and incentive fees based, respectively, on that portion of the Net Assets managed by the Trading Advisor and that portion of the Trading Profits (as defined in Section 6(d) hereof) properly attributable to the trading done by the Trading Advisor.

     4.   TRADING ADVISOR INDEPENDENT.

     For all purposes of this Agreement, the Trading Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized, have no authority to act for or represent the Partnership in any way or otherwise be deemed an agent of the Partnership. Nothing contained herein shall be deemed to require the Partnership to take any action contrary to the Limited Partnership Agreement, the Certificate of Limited Partnership of the Partnership as from time to time in effect (the "Certificate of Limited Partnership"), or any applicable law or rule or regulation of any regulatory body, exchange, or board. Nothing herein contained shall constitute the Trading Advisor as a member of any partnership, joint venture, association, syndicate or other entity with the Partnership or the General Partner, or be deemed to confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of any other. It is expressly agreed that the Trading Advisor is neither a promoter, sponsor, nor issuer with respect to the Partnership.

     5.   COMMODITY BROKERS.

     The Trading Advisor shall effect all transactions in futures interests for the Partnership through, and shall maintain a separate account with, such commodity broker or brokers as the General Partner shall direct. At the present time, DWR shall act as the non-clearing commodity broker and CFI shall act as the clearing commodity broker for the Partnership. The General Partner shall provide the Trading Advisor with copies of brokerage statements. Notwithstanding that CFI shall act as the clearing commodity broker for the Partnership, the Trading Advisor may execute trades through floor brokers other than those employed by CFI so long as arrangements are made for such floor brokers to "give-up" or transfer the positions to CFI and provided that the rates charged by such floor brokers have been approved in writing by DWR. The Trading Advisor will not be responsible for paying give-up fees at rates approved by DWR.

     6.   FEES.

     (a) For the services to be rendered to the Partnership by the Trading Advisor under this Agreement, the Partnership shall pay the Trading Advisor the following fees:

          (i) A monthly management fee, without regard to the profitability of the Trading Advisor's trading for the Partnership's account, equal to 1/12 of 2% (a 2% annual rate) of the Partnership's "Net Assets" (as defined in Section 6(c)) as of the opening of business on the first day of each calendar month (and payable pursuant to Section 6 (f) below), commencing with the month in which the Partnership begins to receive trading advice from the Trading Advisor pursuant to this Agreement.

          (ii) A monthly incentive fee equal to 20% of the "Trading Profits" (as defined in Section 6(d)) experienced by the Partnership as of the end of each calendar month (and payable pursuant to Section 6(f) below).

     (b) If this Agreement is terminated on a date other than the last day of a month, the incentive fee described above shall be determined as if such date were the end of a month. If this Agreement is terminated on a date other than the end of a month, the management fee described above shall be prorated based on the ratio of the number of trading days in the month through the date of termination to the total number of trading days in the month. If, during any month after the Partnership commences trading operations (including the month in which the Partnership commences such operations), the Partnership does not conduct business operations, or suspends trading for the account of the Partnership managed by the Trading Advisor, or, as a direct result of a material act or failure to act by the Trading Advisor, is otherwise unable to utilize the trading advice of the Trading Advisor on any of the trading days of that period for any reason, the management fee described above shall be prorated based on the ratio of the number of trading days in the month which the Partnership account managed by the Trading Advisor engaged in trading operations or utilized the trading advice of the Trading Advisor to the total number of trading days in the month.

     (c) As used herein, the term "Net Assets" shall have the same meaning ascribed thereto in Section 7(d)(1) of the Limited Partnership Agreement.

     (d) As used herein, the term "Trading Profits" shall mean net futures interests trading profits (realized and unrealized) earned on the Partnership's Net Assets, decreased by the monthly management fees, brokerage fees and any transaction fees and costs, if any, not included in the brokerage fees; with such trading profits and items of decrease determined from the end of the last calendar month in which an incentive fee was earned by the Trading Advisor or, if no incentive fee has been earned previously by the Trading Advisor, from the date that the Partnership commenced trading to the end of the month as of which such incentive fee calculation is being made. Extraordinary expenses of the Partnership, if any, will not be deducted in determining Trading Profits. No incentive fee will be paid on interest income earned by the Partnership.

     (e) If any payment of incentive fees is made to the Trading Advisor on account of Trading Profits and the Trading Advisor thereafter fails to earn Trading Profits or experiences losses for any subsequent incentive period, the Trading Advisor shall be entitled to retain such amounts of incentive fees previously paid to the Trading Advisor in respect of such Trading Profits. However, no subsequent incentive fees shall be payable to the Trading Advisor until the Partnership has again earned Trading Profits; PROVIDED, HOWEVER, that if the Partnership's Net Assets are reduced or increased because of redemptions or additions that occur at the end of, or subsequent to, an incentive period in which the Trading Advisor experiences a futures interests trading loss, the trading loss for that incentive period which must be recovered before the Trading Advisor will be deemed to experience Trading Profits will be equal to the amount determined by (x) dividing the Partnership's Net Assets after such increase or decrease by the Partnership's Net Assets immediately before such increase or decrease and (y) multiplying that fraction by the amount of the unrecovered futures interests trading loss experienced in the month prior to such increase or decrease. In the event that the Partnership experiences a futures interests trading loss in more than one month without the payment of an intervening incentive fee and the Partnership's Net Assets are increased or reduced in more than one such month because of redemptions or additions, then the trading loss for each such month shall be adjusted in accordance with the formula described above and such increased or reduced amount of futures interests trading loss shall be carried forward and used to offset subsequent futures interests trading profits.

     (f) The Partnership will remit the management and incentive fees to the Trading Advisor as soon as practicable, but in no event later than 30 days, in the case of the management fee, or 45 days, in the case of the incentive fee, after the month-end as of which they are due, together with an itemized statement showing the calculations.

     7.   TERM.

     This Agreement shall continue in effect until December 31, 2001 (the "Initial Termination Date"). If this Agreement is not terminated on the Initial Termination Date, as provided for herein, then, this Agreement shall automatically renew for an additional one-year period and shall continue to renew for additional one-year periods until this Agreement is otherwise terminated, as provided for herein.

     At least 30 calendar days prior to the expiration of the Initial Termination Date or any subsequent one-year period, as the case may be, the Trading Advisor may terminate this Agreement at the end of the current period by providing written notice to the Partnership indicating that the Trading Advisor desires to terminate this Agreement at the end of such period. This Agreement shall also terminate if the Partnership terminates. The Partnership shall have the right to terminate this Agreement at its discretion (a) at any month-end upon 5 calendar days' prior written notice to the Trading Advisor or (b) at any time upon written notice to the Trading Advisor upon the occurrence of any of the following events: (i) if Patrick Welton ceases for any reason to be an active executive officer of the Trading Advisor; (ii) if the Trading Advisor becomes bankrupt or insolvent; (iii) if the Trading Advisor is unable to use its trading portfolios, programs, systems or methods as in effect on the date hereof and as refined and modified in the future for the benefit of the Partnership;
(iv) if the registration, as a commodity trading advisor, of the Trading Advisor with the CFTC or its membership in the NFA is revoked, suspended, terminated, or not renewed, or limited or qualified in any respect; (v) except as provided in
Section 12 hereof, if the Trading Advisor merges or consolidates with, or sells or otherwise transfers its advisory business, or all or a substantial portion of its assets, any portion of its futures interests trading portfolios, programs, systems or methods, or its goodwill, to any individual or entity; (vi) if the Net Asset value of a Unit, after adjusting for distributions, if any, shall be less than $5.00; (vii) if, at any time, the Trading Advisor materially violates any trading or administrative policy described in the Prospectus or otherwise provided in writing to the Trading Advisor by the General Partner, except with the prior express written consent of the General Partner; or (viii) if the Trading Advisor fails in a material manner to perform any of its obligations under this Agreement.

     The Trading Advisor may terminate this Agreement at any time, upon written notice to the Partnership, in the event: (i) that the General Partner imposes additional trading limitation(s) (not in effect on the date hereof) in the form of one or more prohibitions, trading policies or administrative policies which the Trading Advisor does not agree to follow in its management of the
Partnership's Net Assets; (ii) the General Partner objects to the Trading Advisor implementing a proposed material change in the Trading Advisor's trading portfolios and programs used by the Partnership and the Trading Advisor certifies to the General Partner in writing that it believes such change is in the best interests of the Partnership; (iii) the General Partner overrides a trading instruction of the Trading Advisor for reasons unrelated to a determination by the General Partner that the Trading Advisor has violated the Partnership's trading policies and the Trading Advisor certifies to the General Partner in writing that as a result the Trading Advisor believes the performance results of the Trading Advisor relating to the Partnership will be materially adversely affected; (iv) the Partnership materially breaches this Agreement and does not correct the breach within 10 business days of receipt of a written notice of such breach from the Trading Advisor; (v) the Trading Advisor has amended its trading portfolios and programs to include a foreign futures or option contract which may lawfully be traded by the Partnership under CFTC regulations and counsel, mutually acceptable to the parties, has not opined that such inclusion would cause adverse tax consequences to Limited Partners and the General Partner does not consent to the Trading Advisor's trading such contract for the Partnership within 5 business days of a written request by the Trading Advisor to do so, or, if such consent is given, does not make arrangements to facilitate such trading within 90 calendar days of such notice; (vi) the Partnership's Net Assets fall below $1,000,000 at any time; or (vii) the General Partner designates an additional trading advisor or advisors for the Partnership.

     The indemnities set forth in Section 8 hereof shall survive any termination of this Agreement.

     8.   STANDARD OF LIABILITY; INDEMNIFICATIONS.

     (a) LIMITATION OF TRADING ADVISOR LIABILITY. In respect of the Trading Advisor's activities and obligations as set forth herein, none of the Trading Advisor, and its controlling persons, its affiliates, and all of their respective directors, officers, shareholders, employees and controlling persons (collectively, the "Affiliates") shall be liable to the Partnership or the General Partner or their partners, officers, shareholders, directors or controlling persons except that the Trading Advisor shall be liable for acts or omissions of any such person provided that such act or omission constitutes a breach of this Agreement or a representation, warranty or covenant herein, misconduct or negligence or is the result of any such person not having acted in good faith and in the reasonable belief that such actions or omissions were in, or not opposed to, the best interests of the Partnership.

     (b) TRADING ADVISOR INDEMNITY IN RESPECT OF MANAGEMENT ACTIVITIES. The Trading Advisor shall indemnify, defend and hold harmless the Partnership and the General Partner, their controlling persons, their affiliates and their respective directors, officers, shareholders, employees, and controlling persons from and against any and all losses, claims, damages, liabilities (joint and several), costs, and expenses (including any reasonable investigatory, legal, and other expenses, including expenses incurred in connection with, and any amounts paid in, any settlement; provided that the Trading Advisor shall have approved such settlement) incurred as a result of any action or omission involving the Partnership's futures interests trading by the Trading Advisor, or any of its Affiliates; PROVIDED that such liability arises from an act or omission of the Trading Advisor, or any of its Affiliates which is found by a court of competent jurisdiction upon entry of a final judgment (or, if no final judgment is entered, by a written opinion rendered by independent counsel who is approved by the Partnership and the Trading Advisor, such approval not to be unreasonably withheld) to be a breach of this Agreement or a representation, warranty or covenant herein, or the result of misconduct or negligence or conduct not done in good faith in the reasonable belief that it was in, or not opposed to, the best interests of the Partnership.

     (c) PARTNERSHIP INDEMNITY IN RESPECT OF MANAGEMENT ACTIVITIES. The Partnership shall indemnify, defend, and hold harmless the Trading Advisor and its Affiliates, from and against any and all losses, claims, damages, liabilities (joint and several), costs, and expenses (including any reasonable investigatory, legal, and other expenses, including expenses incurred in connection with, and any amounts paid in, any settlement; provided that the Partnership shall have approved such settlement) resulting from a demand, claim, lawsuit, action, or proceeding relating to the futures interests trading activities of the Partnership undertaken by the Trading Advisor or any of its other activities or obligations provided for in this Agreement; PROVIDED that a court of competent jurisdiction upon entry of a final judgment finds (or, if no final judgment is entered, a written opinion is rendered to the Partnership by independent counsel reasonably acceptable to both parties) to the effect that the action or inaction of such indemnified party that was the subject of the demand, claim, lawsuit, action, or proceeding did not constitute negligence, misconduct, or a breach of this Agreement or a representation, warranty or covenant of the Trading Advisor herein and was done in good faith and in a manner such indemnified party reasonably believed to be in, or not opposed to, the best interests of the Partnership.

     (d) TRADING ADVISOR INDEMNITY IN RESPECT OF SALE OF UNITS. The Trading Advisor shall indemnify, defend and hold harmless DWR, Morgan Stanley & Co.,
Incorporated ("MS&Co."), CFI, the Partnership, the General Partner, any additional seller, and their affiliates and each of their officers, directors, principals, shareholders, and controlling persons from and against any loss, claim, damage, liability, cost, and expense, joint and several, to which any indemnified person may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Commodity Exchange Act, as amended, and rules promulgated thereunder (the "CEAct"), the securities or Blue Sky law of any jurisdiction, or otherwise (including any reasonable investigatory, legal, and other expenses incurred in connection with, and any amounts paid in, any settlement, provided that the Trading Advisor shall have approved such settlement, and in connection with any administrative proceedings), in respect of the offer or sale of Units, insofar as such loss, claim, damage, liability, cost, or expense (or action in respect thereof) arises out of, or is based upon: (i) a breach by the Trading Advisor of any representation, warranty, or agreement in this Agreement relating to the offering of Units or any certificate delivered by the Trading Advisor pursuant to this Agreement at a Closing (as such term is defined in the Prospectus); or
(ii) a misleading or untrue statement or alleged misleading or untrue statement of a material fact made in the Registration Statement, the Prospectus, or any related selling material or an omission or alleged omission to state a material fact therein which is required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and any selling material, in light of the circumstances under which they were made) not misleading, provided such statement or omission relates specifically to the Trading Advisor or its Trading Advisor Principals (as defined below) (including the historical performance capsules, but excluding the pro forma performance information except to the extent the pro forma performance information was based on information furnished by the Trading Advisor) or was made in reliance upon, and in conformity with, written information or instructions furnished by the Trading Advisor (PROVIDED, HOWEVER, that with respect to any related selling material only such related selling material as shall have been approved in writing by the Trading Advisor); provided, further, that, unless a court of competent jurisdiction has entered a final judgment finding (or, if no final judgment is entered, a written opinion is rendered by independent counsel reasonably acceptable to both parties) to the effect that there was a misleading or untrue statement of material fact or omission to state a material fact relating specifically to the Trading Advisor or its Trading Advisor Principals, the Trading Advisor's indemnification liability under Section 8(d)(ii) shall be limited to the amount of the management and incentive fees received by the Trading Advisor pursuant to this Agreement.

     (e) PARTNERSHIP AND GENERAL PARTNER INDEMNITY IN RESPECT OF SALE OF UNITS. The Partnership and the General Partner agree, jointly and severally, to indemnify, defend and hold harmless the Trading Advisor and its Affiliates from and against any loss, claim, damage, liability, cost, and expense, joint and several, to which any indemnified person may become subject under the Securities Act, the Exchange Act, the CEAct, the securities or Blue Sky law of any jurisdiction, or otherwise (including any reasonable investigatory, legal, and other expenses incurred in connection with, and any amounts paid in, any settlement, provided that the Partnership and the General Partner shall have approved such settlement, and in connection with any administrative proceedings), in respect of the offer or sale of Units, insofar as such loss, claim, damage, liability, cost, or expense (or action in respect thereof) arises out of, or is based upon: (i) a breach by the Partnership or the General Partner of any representation, warranty, or agreement in this Agreement relating to the offering of Units or any certificate delivered by the Partnership or the General Partner pursuant to this Agreement at a Closing; or (ii) a misleading or untrue statement or alleged misleading or untrue statement of a material fact made in the Registration Statement, the Prospectus, or any related selling material or an omission or alleged omission to state a material fact therein which is required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or the selling material, in light of the circumstances under which they were made) not misleading, provided that such materially misleading or untrue statement or alleged materially misleading or untrue statement or omission or alleged omission does not specifically relate to the Trading Advisor or its Trading Advisor Principals (including the historical performance capsules, but excluding the pro forma performance information except to the extent the pro forma performance information was based on information furnished by the Trading Advisor) or was not made in reliance upon, and in conformity with, written information or instructions furnished by the Trading Advisor (PROVIDED, HOWEVER, that with respect to any related selling material, only such related selling material as shall have been approved in writing by the Trading Advisor), or does not result from a breach by the Trading Advisor of any representation, warranty, or agreement in this Agreement relating to the offering of Units or any certificate delivered by the Trading Advisor pursuant to this Agreement at a Closing.

     (f) The foregoing agreements of indemnity shall be in addition to, and shall in no respect limit or restrict, any other remedies which may be available to an indemnified person.

     (g) Promptly after receipt by an indemnified person of notice of the commencement of any action, claim, or proceeding to which any of the indemnities may apply, the indemnified person will notify the indemnifying party in writing of the commencement thereof if a claim in respect thereof is to be made against the indemnifying party hereunder; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to the indemnified person hereunder, except where such omission has materially prejudiced the indemnifying party. In case any action, claim, or proceeding is brought against an indemnified person and the indemnified person notifies the indemnifying party of the commencement thereof as provided above, the indemnifying party will be entitled to participate therein and, to the extent that the indemnifying party desires, to assume the defense thereof with counsel selected by the indemnifying party and not unreasonably disapproved by the indemnified person. After notice from the indemnifying party to the indemnified person of the indemnifying party's election so to assume the defense thereof as provided above, the indemnifying party will not be liable to the indemnified person under the indemnity provisions hereof for any legal and other expenses subsequently incurred by the indemnified person in connection with the defense thereof, other than reasonable costs of investigation.

     Notwithstanding the proceeding paragraph, if, in any action, claim, or proceeding as to which indemnification is or may be available hereunder, an indemnified person reasonably determines that its interests are or may be adverse, in whole or in part, to the indemnifying party's interests or that there may be legal defenses available to the indemnified person which are different from, in addition to, or inconsistent with the defenses available to the indemnifying party, the indemnified person may retain its own counsel in connection with such action, claim, or proceeding and will be indemnified by the indemnifying party for any legal and other expenses reasonably incurred in connection with investigating or defending such action, claim, or proceeding.

     In no event will the indemnifying party be liable for the fees and expenses of more than one counsel for all indemnified persons in connection with any one action, claim, or proceeding or in connection with separate but similar or related actions, claims, or proceedings in the same jurisdiction arising out of the same general allegations. The indemnifying party will not be liable for any settlement of any action, claim, or proceeding effected without the indemnifying party's express written consent, but if any action, claim, or proceeding is settled with the indemnifying party's express written consent, the indemnifying party will indemnify, defend, and hold harmless an indemnified person as provided in this Section 8.

     9.   RIGHT TO ADVISE OTHERS AND UNIFORMITY OF ACTS AND PRACTICES.

     (a) The Trading Advisor is engaged in the business of advising investors as to the purchase and sale of futures interests. During the term of this Agreement, the Trading Advisor, its principals and affiliates, will be advising other investors (including affiliates and the stockholders, officers, directors, and employees of the Trading Advisor and its affiliates and their families) and trading for their own accounts. However, under no circumstances shall the
Trading  Advisor by any act or omission  intentionally  or materially  favor any account advised or managed by the Trading Advisor over the account of the Partnership in any way or manner (other than by charging different management and/or incentive fees). The Trading Advisor agrees to treat the Partnership in a fiduciary capacity to the extent recognized by applicable law, but, subject to that standard, the Trading Advisor or any of its principals or affiliates shall be free to advise and manage accounts for other investors and shall be free to trade on the basis of the same trading portfolios, programs, systems, methods, or strategies employed by the Trading Advisor for the account of the Partnership, or trading portfolios, programs, systems, methods, or strategies which are entirely independent of, or materially different from, those employed for the account of the Partnership, and shall be free to compete for the same futures interests as the Partnership or to take positions opposite to the Partnership, where such actions do not knowingly or deliberately prefer any of such accounts over the account of the Partnership.

     (b) The Trading Advisor shall not be restricted as to the number or nature of its clients, except that: (i) so long as the Trading Advisor acts as a trading advisor for the Partnership, neither the Trading Advisor nor any of its principals or affiliates shall hold knowingly any position or control any other account which would cause the Partnership, the Trading Advisor, or the principals or affiliates of the Trading Advisor to be in violation of the CEAct or any regulations promulgated thereunder, any applicable rule or regulation of the CFTC or any other regulatory body, exchange, or board; and (ii) neither the Trading Advisor nor any of its principals or affiliates shall render futures interests trading advice to any other individual or entity or otherwise engage in activity which shall knowingly cause positions in futures interests to be attributed to the Trading Advisor under the rules or regulations of the CFTC or any other regulatory body, exchange, or board so as to require the significant modification of positions taken or intended for the account of the Partnership; provided that the Trading Advisor may modify its trading portfolios, programs, systems, methods or strategies to accommodate the trading of additional funds or accounts. If applicable speculative position limits are exceeded by the Trading Advisor in the opinion of (i) independent counsel (who shall be other than counsel to the Partnership), (ii) the CFTC, or (iii) any other regulatory body, exchange, or board, the Trading Advisor and its principals and affiliates shall promptly liquidate positions in all of their accounts, including the
Partnership's account, as to which positions are attributed to the Trading Advisor as nearly as possible in proportion to the accounts' respective amounts available for trading (taking into account different degrees of leverage and "notional" equity) to the extent necessary to comply with the applicable position limits.

     10.  REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE TRADING ADVISOR.

     (a) REPRESENTATIONS, WARRANTIES, AND AGREEMENTS OF THE TRADING ADVISOR. The Trading Advisor with respect to itself and each of its principals represents and warrants to and agrees with the General Partner and the Partnership as follows:

          (i) It will exercise good faith and due care in using the trading portfolios and programs on behalf of the Partnership that are described in the Prospectus (as modified from time to time) or any other trading portfolios and programs agreed to by the General Partner and the Trading Advisor.

          (ii) The Trading Advisor shall follow, at all times, the trading policies of the Partnership (as described in the Prospectus) or otherwise as furnished to the Trading Advisor in writing from time to time on prior reasonable notice.

          (iii) The Trading Advisor shall trade: (A) the Partnership's Net Assets pursuant to the specified trading portfolios and programs described in the Prospectus unless the Trading Advisor is instructed by the General Partner to trade the Partnership's Net Assets pursuant to any one or more of the Trading Advisor's other trading portfolios and programs described in the Prospectus; and (B) only in futures and option contracts traded on U.S. contract markets, foreign currency forward contracts traded with CFI, and such other futures interests that are approved in writing by the General Partner and have been approved by the CFTC for U.S. persons.

          (iv) The Trading Advisor is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation and is qualified to do business as a foreign corporation and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to so qualify would materially adversely affect the Trading Advisor's ability to perform its duties under this Agreement. The Trading Advisor has full corporate power and authority to perform its obligations under this Agreement, and as described in the Registration Statement and Prospectus. The only principals (as defined in Rule 4.10(e) under the CEAct) of the Trading Advisor are those set forth in the Prospectus (the "Trading Advisor Principals").

          (v) All references to the Trading Advisor and each Trading Advisor Principal, including the Trading Advisor's trading portfolios, programs, approaches, systems and performance, in the Registration Statement and the Prospectus, and in any supplemental selling material which has been approved in writing by the Trading Advisor, are accurate and complete in all material respects. With respect to the information relating to the Trading Advisor and each Trading Advisor Principal, including the Trading Advisor's and the Trading Advisor Principals' trading portfolios, programs, approaches, systems, and performance information, as applicable, (i) the Registration Statement and Prospectus contain all statements and information required to be included therein under the CEAct, (ii) the Registration Statement as of its effective date will not contain any misleading or untrue statement of a material fact or omit to state a material fact which is required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus at its date of issue and as of each monthly closing will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (vi) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Trading Advisor and is a valid and binding agreement of the Trading Advisor enforceable in accordance with its terms.

          (vii) Each of the Trading Advisor and each "principal" of the Trading Advisor, as defined in Rule 3.1 under the CEAct, has all federal and state governmental, regulatory and exchange licenses, registrations and approvals and has effected all filings with federal and state governmental and regulatory agencies required to conduct its or his business and to act as described in the Registration Statement and Prospectus or required to perform its or his obligations under this Agreement. The Trading Advisor is registered as a commodity trading advisor under the CEAct and is a member of the NFA in such capacity.

          (viii) The execution and delivery of this Agreement, the incurrence of the obligations set forth herein, the consummation of the transactions contemplated herein and in the Prospectus and the payment of the fees hereunder will not violate, or constitute a breach of, or default under, the certificate of incorporation or bylaws of the Trading Advisor or any agreement or instrument by which it is bound or of any order, rule, law or regulation binding on it of any court or any governmental body or administrative agency or panel or self-regulatory organization having jurisdiction over it.

          (ix) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the Trading Advisor or any Trading Advisor Principal.

          (x) Except as set forth in the Registration Statement or Prospectus there has not been in the five years preceding the date of the Prospectus and there is not pending, or to the best of the Trading Advisor's knowledge threatened, any action, suit or proceeding at law or in equity before or by any court or by any federal, state, municipal or other governmental body or any administrative, self-regulatory or commodity exchange organization to which the Trading Advisor or any Trading Advisor Principal is or was a party, or to which any of the assets of the Trading Advisor or any Trading Advisor Principal is or was subject and which resulted in or might reasonably be expected to result in any materially adverse change in the condition, financial or otherwise, of the Trading Advisor or which is required under the Securities Act or CEAct to be disclosed in the Prospectus. None of the Trading Advisor or any Trading Advisor Principal has received any notice of an investigation by the NFA or the CFTC regarding noncompliance by the Trading Advisor or any of the Trading Advisor Principals with the CEAct.

          (xi) Neither the Trading Advisor nor any Trading Advisor Principal has received, or is entitled to receive, directly or indirectly, any commission, finder's fee, similar fee, or rebate from any person in connection with the organization or operation of the Partnership, other than as described in the Prospectus.

          (xii) The actual performance of each discretionary account of a client directed by the Trading Advisor and the Trading Advisor Principals since at least the later of (i) the date of commencement of trading for each such account or (ii) a date five years prior to the effective date of the Registration Statement, is disclosed in the Prospectus (other than such discretionary accounts the performance of which are exempt from the CEAct disclosure requirements); all of the information regarding the actual performance of the accounts of the Trading Advisor and the Trading Advisor Principals set forth in the Prospectus is complete and accurate in all material respects and is in accordance with and in compliance with the disclosure requirements under the CEAct and the Securities Act, including the Division of Trading and Markets "notional equity" advisories and interpretations and the rules and regulations of the NFA.

          (xiii) The Trading Advisor conducts its primary business activity, including the performance of its duties and obligations under this Agreement, in the State of California.

     (b) COVENANTS OF THE TRADING ADVISOR. The Trading Advisor covenants and agrees that:

          (i) The Trading Advisor shall use its best efforts to maintain all registrations and memberships necessary for the Trading Advisor to continue to act as described herein and to at all times comply in all material respects with all applicable laws, rules, and regulations, to the extent that the failure to so comply would have a materially adverse effect on the Trading Advisor's ability to act as described herein.

          (ii) The Trading Advisor shall inform the General Partner immediately as soon as the Trading Advisor or any of its principals (as defined in Rule
     3.1 under the CEAct) becomes the subject of any investigation, claim or proceeding of any regulatory authority having jurisdiction over such person or becomes a named party to any litigation materially affecting the business of the Trading Advisor. The Trading Advisor shall also inform the General Partner immediately if the Trading Advisor or any of its officers becomes aware of any breach of this Agreement by the Trading Advisor.

          (iii) The Trading Advisor agrees reasonably to cooperate by providing information regarding itself and its performance in the preparation of any amendments or supplements to the Registration Statement and the Prospectus.

          (iv) The Trading Advisor agrees to participate, to the extent that the General Partner may reasonably request, in "road shows" and other promotional activities relating to the marketing of the Units, provided that such participation shall not in the reasonable judgment of the Trading Advisor require the registration of the Trading Advisor or any of its principals or agents as a broker-dealer or salesman or interfere materially with the trading activities of the Trading Advisor. The Trading Advisor shall pay the costs of its reasonably requested participation in such road shows.

     11. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE GENERAL PARTNER AND THE PARTNERSHIP.

     (a) REPRESENTATIONS OF THE PARTNERSHIP AND THE GENERAL Partner. The General Partner and the Partnership represent and warrant to the Trading Advisor, as follows:

          (i) The Partnership has provided to the Trading Advisor, and filed with SEC, the Registration Statement and has filed copies thereof with: (i) the CFTC under the CEAct; (ii) the NASD pursuant to its Conduct Rules; and
     (iii) the NFA in accordance with NFA Compliance Rule 2-13. The Partnership will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus unless the Trading Advisor has received reasonable prior notice of and a copy of such amendments or supplements and has not reasonably objected thereto in writing.

          (ii) The Limited Partnership Agreement provides for the subscription for and sale of the Units; all action required under applicable law to be taken by the General Partner and the Partnership as a condition to the sale of the Units to qualified subscribers therefor has been, or prior to each Closing will have been, taken; and, upon payment of the consideration therefor specified in each accepted Subscription and Exchange Agreement and Power of Attorney, in such form as attached to the Prospectus, the Units will constitute valid limited partnership interests in the Partnership.

          (iii) The Partnership is a limited partnership duly organized pursuant to the Certificate of Limited Partnership, the Limited Partnership Agreement and the Delaware Revised Uniform Limited Partnership Act ("DRULPA") and is validly existing under the laws of the State of Delaware with full power and authority to engage in the trading of futures interests and to engage in its other contemplated activities as described in the Prospectus; the Partnership has received a certificate of authority to do business in the State of New York as provided by Article 8-A of the New York Revised Limited Partnership Act and is qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualification and where failure to be so qualified could materially adversely affect the Partnership's ability to perform its obligations hereunder.

          (iv) The General Partner is duly organized and validly existing and in good standing as a corporation under the laws of the State of Delaware and in good standing and qualified to do business as a foreign corporation under the laws of the State of New York and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature or conduct of its business requires such qualification and where the failure to be so qualified could materially adversely affect the General Partner's ability to perform its obligations hereunder.

          (v) The Partnership and the General Partner have full partnership or corporate power and authority under applicable law to conduct their business and to perform their respective obligations under this Agreement.

          (vi) The Registration Statement and Prospectus contain all statements and information required to be included therein by the CEAct. When the Registration Statement becomes effective under the Securities Act and at all times subsequent thereto up to and including the Initial Closing and each Monthly Closing, the Registration Statement and Prospectus will comply in all material respects with the requirements of the Securities Act, the rules and regulations promulgated thereunder (the "SEC Regulations"), the rules of the NFA and the CEAct. The Registration Statement as of its effective date will not contain any misleading or untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date of issue and at the Initial Closing and each Monthly Closing will not contain any misleading or untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. The supplemental selling material, when read in conjunction with the Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. The supplemental selling material will comply with the CEAct and the regulations and rules of the NFA and NASD. The representation and warranties in this clause (vi) shall not, however, apply to any statement or omission in the Registration Statement, Prospectus or supplemental selling material (which selling material has been reviewed by the Trading Advisor) specifically relating to the Trading Advisor, or its Trading Advisor Principals or its trading portfolios and programs (other than the pro forma performance information except to the extent such information was based on information furnished by the Trading Advisor) or made in reliance upon and in conformity with information furnished by the Trading Advisor.

          (vii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the General Partner or the Partnership, whether or not arising in the ordinary course of business.

          (viii) This Agreement has been duly and validly authorized, executed and delivered by the General Partner for itself and on behalf of the Partnership and constitutes a valid, binding and enforceable agreement of the Partnership and the General Partner in accordance with its terms.

          (ix) The execution and delivery of this Agreement, the incurrence of the obligations set forth herein and the consummation of the transactions contemplated herein and in the Registration Statement and Prospectus will not violate, or constitute a breach of, or default under, the General Partner's certificate of incorporation or bylaws, the Certificate of Limited Partnership, the Limited Partnership Agreement, or any agreement or instrument by which either the General Partner or the Partnership, as the case may be, is bound or any order, rule, law or regulation applicable to the General Partner or the Partnership of any court or any governmental body or administrative agency or panel or self-regulatory organization having jurisdiction over the General Partner or the Partnership.

          (x) Except as set forth in the Registration Statement or Prospectus, there has not been in the five years preceding the date of the Prospectus and there is not pending or, to the best of the General Partner's knowledge, threatened, any action, suit or proceeding at law or in equity before or by any court or by any federal, state, municipal or other governmental body or any administrative, self-regulatory or commodity exchange organization to which the General Partner or the Partnership is or was a party, or to which any of the assets of the General Partner or the Partnership is or was subject and which resulted in or might reasonably be expected to result in any materially adverse change in the condition, financial or otherwise, of the General Partner or the Partnership or which is required under the Securities Act or the CEAct to be disclosed in the Prospectus; and neither the General Partner nor any of the principals of the General Partner, as "principals" is defined under Rule 4.10 under the CEAct ("General Partner Principals") has received any notice of an investigation by the NFA, NASD, SEC or CFTC regarding non-compliance by the General Partner or the General Partner Principals or the Partnership with the Securities Act or the CEAct which is required under the Securities Act or the CEAct to be disclosed in the Prospectus.

          (xi) The General Partner and each principal of the General Partner, as defined in Rule 3.1 under the CEAct, have all federal and state governmental, regulatory and exchange approvals, registrations, and licenses, and have effected all filings with federal and state governmental agencies and regulatory agencies required to conduct their business and to act as described in the Registration Statement and Prospectus or required to perform their obligations under this Agreement (including, without limitation, registration as a commodity pool operator under the CEAct and membership in the NFA as a commodity pool operator) and will maintain all such required approvals, licenses, filings and registrations for the term of this Agreement. The General Partner's principals identified in the Registration Statement are all of the General Partner Principals.

          (xii) The offer and sale of Units will comply fully at all times with all applicable federal and state securities and commodities laws including, without limitation, the Securities Act, the Exchange Act, the CEAct, and the securities ("Blue Sky") laws of the states in which Units are offered and sold.

     (b) COVENANTS OF THE GENERAL PARTNER AND THE PARTNERSHIP. The General Partner for itself and the Partnership covenants and agrees that:

          (i) The General Partner shall use its best efforts to maintain all registrations and memberships necessary for the General Partner to continue to act as described herein and in the Prospectus and to all times comply in all material respects with all applicable laws, rules, and regulations, to the extent that the failure to so comply would have a materially adverse effect on the General Partner's ability to act as described herein and in the Prospectus.

          (ii) The General Partner shall inform the Trading Advisor immediately as soon as the General Partner or any of its principals becomes the subject of any investigation, claim, or proceeding of any regulatory authority having jurisdiction over such person or becomes a named party to any litigation materially affecting the business of the General Partner. The General Partner shall also inform the Trading Advisor immediately if the General Partner or any of its officers become aware of any breach of this Agreement by the General Partner.

          (iii) The  Partnership  will furnish to the Trading  Advisor copies of
     the  Registration  Statement,  the  Prospectus,   and  all  amendments  and
     supplements thereto, in each case as soon as available.

          (iv) The General Partner shall change the name of the Partnership so as to exclude the name of the Trading Advisor if the Trading Advisor ceases to be the sole Trading Advisor for the Partnership, unless otherwise agreed to by the General Partner and the Trading Advisor.

     12.  MERGER OR TRANSFER OF ASSETS OF TRADING ADVISOR.

     The Trading Advisor may merge or consolidate with, or sell or otherwise transfer its advisory business, or all or a substantial portion of its assets, any portion of its commodity trading portfolios, programs, systems or methods, or its goodwill, to any person or entity that is directly or indirectly controlled by, controlling, or under common control with, the Trading Advisor, provided that such person or entity expressly assumes all obligations of the Trading Advisor under this Agreement and agrees to continue to operate the business of the Trading Advisor, substantially as such business is being conducted on the date hereof.

     13.  COMPLETE AGREEMENT.

     This Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless in writing and signed by the party against whom enforcement is sought.

     14.  ASSIGNMENT.

     This Agreement may not be assigned by any party hereto without the express written consent of the other parties hereto.

     15.  AMENDMENT.

     This Agreement may not be amended except by the written consent of the parties hereto.

     16.  SEVERABILITY.

     The invalidity or unenforceability of any provision of this Agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained and any such invalid provision or covenant shall be deemed to be severable.

     17.  CLOSING CERTIFICATES AND OPINIONS.

     (1) The Trading Advisor shall, at the Initial Closing and at the request of the General Partner at any Monthly Closing, provide the following:

     (a) To DWR, the General Partner and the Partnership a certificate, dated the date of any such closing and in form and substance satisfactory to such parties, to the effect that:

          (i) The representations and warranties by the Trading Advisor in this Agreement are true, accurate, and complete on and as of the date of the closing, as if made on the date of the closing.

          (ii) The Trading Advisor has performed all of its obligations and satisfied all of the conditions on its part to be performed or satisfied under this Agreement, at or prior to the date of such closing.

     (b) To DWR, the General Partner and the Partnership an opinion of counsel to the Trading Advisor, in form and substance satisfactory to such parties, to the effect that:

          (i) The Trading Advisor is a corporation duly organized and validly existing under the laws of the State of Delaware and is qualified to do business and in good standing in the State of California. The Trading Advisor has full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus and to perform its obligations under this Agreement.

          (ii) The Trading Advisor (including the Trading Advisor Principals) has all governmental, regulatory, self-regulatory and commodity exchange and clearing association licenses, registrations, and memberships required by law in order for the Trading Advisor to perform its duties and obligations under this Agreement, and the Trading Advisor (including the Trading Advisor Principals) has made all filings necessary to perform its obligations under this Agreement and to conduct its business as described in the Registration Statement and Prospectus, except for such licenses, memberships, filings and registrations, the absence of which would not have a material adverse effect on its ability to act as described in the Registration Statement and Prospectus or to perform its obligations under this Agreement, and, to the best of such counsel's knowledge, after due investigations, none of such licenses, memberships or registrations have been rescinded, revoked or suspended.

          (iii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Trading Advisor and constitutes a valid and binding agreement of the Trading Advisor enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as enforceability of the indemnification and exculpation provisions contained in this Agreement may be limited by applicable law or public policy.

          (iv) To such counsel's knowledge, after due inquiry of a senior officer of the Trading Advisor (consisting solely of a certificate of such officer), except as disclosed in the Prospectus, there are no actions, suits or proceedings at law or in equity pending or threatened before or by any court, governmental body, administrative agency, panel or self-regulatory organization, nor have there been any such actions, suits or proceedings within the five years preceding the date of the Prospectus against the Trading Advisor or any Trading Advisor Principal which are required to be disclosed in the Registration Statement or Prospectus.

          (v) The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein and in the Prospectus will not be in contravention of any of the provisions of the certificate of incorporation or bylaws of the Trading Advisor and, based upon due inquiry of certain officers of the Trading Advisor, to the best of such counsel's knowledge, will not constitute a breach of, or default under, or a violation of any instrument or agreement known to such counsel by which the Trading Advisor is bound and will not violate any order, law, rule or regulation applicable to the Trading Advisor of any court or any governmental body or administrative agency or panel or self-regulatory organization having jurisdiction over the Trading Advisor with respect to the performance of its duties hereunder.

          (vi) Based upon reliance of certain SEC "no-action" letters, as of the closing, the performance by the Trading Advisor of the transactions contemplated by this Agreement and as described in the Prospectus will not require the Trading Advisor to be registered as an "investment adviser" as that term is defined in the Investment Advisers Act of 1940, as amended.

          (vii) Nothing has come to such counsel's attention that would lead them to believe that, (A) the Registration Statement at the time it became effective, insofar as the Trading Advisor and the Trading Advisor Principals are concerned, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) the Prospectus at the time it was issued or at the closing contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Trading Advisor or the Trading Advisor Principals, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that such counsel need express no opinion or belief as to the performance data and notes or descriptions thereto set forth in the Registration Statement and Prospectus.

          (viii) Without rendering any opinion as to the accuracy of the information in the performance capsules and related notes or descriptions thereto set forth in the Trading Advisor's disclosure document dated March 31, 1998, counsel shall opine that such performance information complies as to form in all material respects with applicable CFTC rules and all CFTC and NFA interpretations thereof, except as specifically disclosed in such disclosure document.

     In giving the foregoing opinion, counsel may rely on information obtained from public officials, officers of the Trading Advisor, and other sources believed by it to be responsible and may assume that signatures on all documents examined by it are genuine.

     (c) To DWR, the General Partner and the Partnership, a report dated the date of the closing which shall present, for the period from the date after the last day covered by the historical performance capsules in the Prospectus to the latest practicable day before closing, updated performance information, and which shall certify that such information is, to the best of such Trading Advisor's knowledge, accurate in all material respects.

     (2) The General Partner shall, at the Initial Closing following the effective date of the Registration Statement and at any Monthly Closing in which the General Partner makes a similar request of the Trading Advisor, provide the following requested information:

     (a) To the Trading Advisor a certificate, dated the date of such closing and in form and substance satisfactory to the Trading Advisor, to the effect that:

          (i) The representations and warranties by the Partnership and the General Partner in this Agreement are true, accurate, and complete on and as of the date of the closing as if made on the date of the closing.

          (ii) No stop order or other order or action suspending the effectiveness of the Registration Statement has been issued by the SEC and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the General Partner, are contemplated or threatened under the Securities Act. No order preventing or suspending the use of the Prospectus has been issued by the SEC, NASD, CFTC, or NFA and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the General Partner, are contemplated or threatened under the Securities Act, the CEAct or other applicable law.

          (iii) The Partnership and the General Partner have performed all of their obligations and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the date of the closing.

     (b) To the parties hereto, an opinion of Cadwalader, Wickersham & Taft, counsel to the General Partner and the Partnership, in form and substance satisfactory to such parties, to the effect that:

          (i) The Partnership is a limited partnership duly formed pursuant to the Certificate of Limited Partnership, the Limited Partnership Agreement and the DRULPA and is validly existing under the laws of the State of Delaware with full partnership power and authority to conduct the business in which it proposes to engage as described in the Registration Statement and Prospectus and to perform its obligations under this Agreement; the Partnership has received a Certificate of Authority as contemplated under the New York Revised Limited Partnership Act and is qualified to do business in New York and need not affect any other filings or qualifications under the laws of any other jurisdictions to conduct its business as described in the Registration Statement and Prospectus.

          (ii) The General Partner is duly organized and validly existing and in good standing as a corporation under the laws of the State of Delaware and is qualified to do business and is in good standing as a foreign corporation in the State of New York and in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to so qualify might reasonably be expected to result in material adverse consequences to the Partnership or the General Partner's ability to perform its obligations as described in the Registration Statement and Prospectus. The General Partner has full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus and to perform its obligations under this Agreement.

          (iii) The General  Partner,  each of its principals as defined in Rule
     3.1 under the CEAct, and the Partnership have all federal and state governmental and regulatory licenses, registrations and memberships required by law and have made all filings necessary in order for the General Partner and the Partnership to perform their obligations under this Agreement to conduct their business as described in the Registration Statement and Prospectus, except for such licenses, memberships, filings, and registrations, the absence of which would not have a material adverse effect on the ability of the Partnership or the General Partner to act as described in the Registration Statement and Prospectus, or to perform their obligations under this Agreement, and, to the best of such counsel's knowledge, after due investigation, none of such licenses and memberships or registrations have been rescinded, revoked or suspended.

          (iv) This Agreement and the Limited Partnership Agreement have been duly authorized, executed and delivered by or on behalf of the General Partner and this Agreement has been duly authorized, executed and delivered by or on behalf of the Partnership, and each constitutes a valid and binding agreement of the General Partner and/or the Partnership, as applicable, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and by general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as enforceability of the indemnification and exculpation provisions contained in this Agreement and the Limited Partnership Agreement may be limited by applicable law or public policy.

          (v) The execution and delivery of this Agreement and the offer and sale of the Units by the Partnership and the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein and in the Prospectus will not be in contravention of the General Partner's certificate of incorporation or bylaws, the Certificate of Limited Partnership and the Limited Partnership Agreement, and the execution and delivery of the Limited Partnership Agreement will not be in contravention of the General Partner's certificate of incorporation or bylaws or the Certificate of Limited Partnership, and, to the best of such counsel's knowledge based upon due inquiry of certain officers of the General Partner, none of the foregoing will constitute a breach of, or default under, or a violation of any agreement or instrument known to such counsel by which the General Partner or the Partnership is bound or violate any order known to such counsel or any law, rule or regulation applicable to the General Partner or the Partnership of any court, governmental body, administrative agency, panel or self-regulatory organization having jurisdiction over the General Partner or the Partnership.

          (vi) To such counsel's knowledge, based upon due inquiry of certain officers of the General Partner, except as disclosed in the Prospectus, there are no actions, suits or proceedings at law or in equity pending or threatened before or by any court, governmental body, administrative agency, panel or self-regulatory organization, nor have there been any such actions, suits or proceedings within the five years preceding the date of the Prospectus against the General Partner or the Partnership which are required to be disclosed in the Registration Statement or Prospectus.

          (vii) The Registration Statement is effective under the Securities Act and, to the best of such counsel's knowledge, no proceedings for a stop order are pending or threatened under Section 8(d) of the Securities Act or any similar state securities laws.

          (viii) At the time the Registration Statement became effective, the Registration Statement, and at the time the Prospectus was issued and as of the closing, the Prospectus, complied as to form in all material respects with the requirements of the Securities Act, the Securities Regulations, the CEAct and the regulations of the NFA and NASD.

          (ix) Based upon reliance on certain SEC "no-action" letters, as of the closing, the performance by the Partnership of the transactions contemplated by this Agreement and as described in the Prospectus will not require the Partnership to register as an "investment company" under the Investment Company Act of 1940, as amended.

          (x) Nothing has come to such counsel's attention that would lead them to believe that the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus at the time it was issued or at the closing contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they where made, not misleading; provided, however, that Cadwalader, Wickersham & Taft need express no opinion or belief (a) as to information in the Registration Statement or the Prospectus regarding any Trading Advisor or its principals, or (b) as to the financial statements, notes thereto and other financial or statistical data set forth in the Registration Statement and Prospectus, or (c) as to the performance data and notes or descriptions thereto set forth in the Registration Statement and Prospectus.

          (xi) The General Partner and its "principals," as defined in CFTC Rule 3.1(a), have all federal and state governmental, regulatory, self-regulatory and exchange approvals, licenses, registrations, and memberships, and have effected all filings with federal and state governmental regulators, self-regulatory organizations and exchanges required to conduct their business and to act as described in the Prospectus, or required to perform their obligations under this Agreement and the Limited Partnership Agreement, except for such approvals, licenses, registrations, memberships, and filings the absence of which would not have a material adverse effect on their ability to act as described in the Prospectus, or to perform their obligations under such agreements, and, to the best of such counsel's knowledge, after due investigation, none of such approvals, licenses, registrations, memberships, or filings has been rescinded, revoked, or suspended.

          (xii) The information in the Prospectus under the captions "Summary of the Prospectus--Tax Considerations," "Risk Factors--Taxation and Regulatory Risks," "Purchases by Employee Benefit Plans--ERISA Considerations," "Material Federal Income Tax Considerations," "State and Local Income Tax Aspects," and "The Limited Partnership Agreements," to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct.

          (xiii) The Limited Partnership Agreement provides for the subscription for and sale of the Units; all action required to be taken by the General Partner and the Partnership as a condition to the subscription for and sale of the Units to qualified subscribers therefor has been taken; and, upon payment of the consideration therefor specified in the accepted Subscription and Exchange Agreement and Power of Attorney, the Units will constitute valid limited partnership interests in the Partnership and each subscriber who purchases Units will become a Limited Partner, subject to the requirement that each such purchaser shall have duly completed, executed and delivered to the Partnership a Subscription and Exchange Agreement and Power of Attorney relating to the Units purchased by such purchaser, that such purchaser meets all applicable suitability standards and that the representations and warranties of such purchaser in the Subscription and Exchange Agreement and Power of Attorney are true and correct and that such purchaser is included as a Limited Partner in the Partnership's records.

     In rendering its opinion, such counsel may rely on information obtained from public officials, officers of the General Partner and other sources believed by it to be responsible and may assume that signatures on all documents examined by it are genuine, and that a Subscription and Exchange Agreement and Power of Attorney in the form attached to the Prospectus has been duly authorized, completed, dated, executed, and delivered and funds representing the full subscription price for the Units purchased have been delivered by each purchaser of Units in accordance with the requirements set forth in the Prospectus.

     18.  INCONSISTENT FILINGS.

     The Trading Advisor agrees not to file, participate in the filing of, or publish any description of the Trading Advisor, or of its respective principals or trading approaches that is materially inconsistent with those in the Registration Statement and Prospectus, without so informing the General Partner and furnishing to it copies of all such filings within a reasonable period prior to the date of filing or publication.

     19.  DISCLOSURE DOCUMENT.

     During the term of this Agreement, the Trading Advisor shall furnish to the General Partner promptly copies of all disclosure documents filed with the CFTC or NFA by the Trading Advisor. The General Partner acknowledges receipt of the Trading Advisor's disclosure document dated March 31, 1998.

     20.  NOTICES.

     All notices required to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered, or when given by registered or certified mail, postage prepaid, return receipt requested, on the day actually received, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

     if to the Partnership:

          Morgan Stanley Dean Witter Charter Welton L.P.
          c/o Demeter Management Corporation
          Two World Trade Center
          62nd Floor
          New York, New York 10048

     if to the General Partner:

          Demeter Management Corporation
          Two World Trade Center
          62nd Floor
          New York, New York 10048
          Attn:  Robert E. Murray

     if to the Trading Advisor:

          Welton Investment Corporation
          The Eastwood Building
          San Carlos between 5th and 6th
          P.O. Box 6147
          Carmel, California 93921-6147
          Attn: Patrick Welton

     With a copy to:

          Rosenman & Colin LLP
          575 Madison Avenue
          New York, NY 10022
          Attn:  Fred M. Santo, Esq.

     21.  SURVIVAL.

     The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

     22.  GOVERNING LAW.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. IF ANY ACTION OR PROCEEDING SHALL BE BROUGHT BY A PARTY TO THIS AGREEMENT OR TO ENFORCE ANY RIGHT OR REMEDY UNDER THIS AGREEMENT, EACH PARTY HERETO HEREBY CONSENTS AND WILL SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE COUNTY, CITY AND STATE OF NEW YORK. ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY TO THIS AGREEMENT TO ENFORCE ANY RIGHT, ASSERT ANY CLAIM OR OBTAIN ANY RELIEF WHATSOEVER IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT BY SUCH PARTY EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE COUNTY, CITY AND STATE OF NEW YORK.

     23.  REMEDIES.

     In any action or proceeding arising out of any of the provisions of this Agreement, the Trading Advisor agrees not to seek any prejudgment equitable or ancillary relief. The Trading Advisor agrees that its sole remedy in any such action or proceeding shall be to seek actual monetary damages for any breach of this Agreement.

     24.  HEADINGS.

     Headings to sections herein are for the convenience of the parties only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first above written.


                                       MORGAN STANLEY DEAN WITTER CHARTER
                                            WELTON L.P.
                                            by Demeter Management Corporation,
                                            General Partner


                                       By:  /s/ MARK J. HAWLEY
                                            ------------------




                                       DEMETER MANAGEMENT CORPORATION


                                       By:  /s/ MARK J. HAWLEY
                                            ------------------



                                       WELTON INVESTMENT CORPORATION


                                       By:  /s/ PATRICK WELTON
                                            -------------------------
                                            Patrick Welton, President